SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 26, 2002
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                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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    Alabama                          1-3164                     63-0004250
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(State or other jurisdiction     (Commission File  (IRS Employer Identification
        of incorporation)             Number)                 No.)


          600 North 18th Street, Birmingham, Alabama               35291
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           (Address of principal executive offices)                Zip Code)


Registrant's telephone number, including area code           (205) 257-1000
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                                                    N/A
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              (Former name or former address, if changed since last report.)



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3


Item 5.      Other Events.
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                On September 26, 2002, Alabama Power Company (the "Company") and
Alabama Power Capital Trust IV ("Trust IV") entered into an Underwriting Agreement covering the issue and sale by Trust IV of 100,000 Flexible Trust Preferred Securities (Five Year Initial Fixed Rate Period)(liquidation amount $1,000 per Preferred Security). Also on September 26, 2002, the Company and Alabama Power Capital Trust V ("Trust V", and together with Trust IV the "Trusts") entered into an Underwriting Agreement covering the issue and sale by Trust V of 200,000 Flexible Trust Preferred Securities (Seven Year Initial Fixed Rate Period)(liquidation amount $1,000 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-72784, 333-72784-01 and 333-72784-02) of the Company and the Trusts.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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                (c) Exhibits.

                1.5-A Underwriting Agreement, dated September 26, 2002, among the Company, Trust IV, Lehman Brothers Inc., Jackson Securities, LLC and Wachovia Securities Inc.

               1.5-B Underwriting Agreement, dated September 26, 2002, among the Company, Trust V, Lehman Brothers Inc., ABN AMRO Incorporated, Banc One Capital Markets, Inc., Mizuho International plc and Scotia Capital (USA) Inc.

                4.9-A Third Supplemental Indenture, dated as of October 2, 2002, to Subordinated Note Indenture, providing for the issuance of the Company's Series D Junior Subordinated Notes due October 1, 2042.

                4.9-B Fourth Supplemental Indenture, dated as of October 2, 2002, to Subordinated Note Indenture, providing for the issuance of the Company's Series E Junior Subordinated Notes due October 1, 2042.

                4.12-A Amended and Restated Trust Agreement of Alabama Power Capital Trust IV.

                4.12-B Amended and Restated Trust Agreement of Alabama Power Capital Trust V.

                4.13-A Form of Preferred Security of Alabama Power Capital Trust IV (included in Exhibit 4.12-A above).

                4.13-B Form of Preferred Security of Alabama Power Capital Trust V (included in Exhibit 4.12-B above).

                4.15-A   Form of Series D Junior Subordinated Note (included in
                         Exhibit 4.9-A above).

                4.15-B   Form of Series E Junior Subordinated Note (included in
                         Exhibit 4.9-B above).

                4.16-A Guarantee Agreement relating to Alabama Power Capital Trust IV.

                4.16-B Guarantee Agreement relating to Alabama Power Capital Trust V.

                4.17-A Agreement as to Expenses and Liabilities relating to Alabama Power Capital Trust IV (included in
                         Exhibit 4.12-A above).

                4.17-B Agreement as to Expenses and Liabilities relating to Alabama Power Capital Trust V (included in
                         Exhibit 4.12-B above).

                5.1-A    Opinion of Balch & Bingham LLP

                5.1-B    Opinion of Balch & Bingham LLP

                5.2-A Opinion of Richards, Layton & Finger, P.A. relating to Alabama Power Capital Trust IV.

                5.2-B Opinion of Richards, Layton & Finger, P.A. relating to Alabama Power Capital Trust V.

                8.1-A    Tax Opinion of Balch & Bingham LLP.

                8.1-B    Tax Opinion of Balch & Bingham LLP.

                12.1     Computation of ratio of earnings to fixed charges.

                12.2 Computation of ratio of earnings to fixed charges plus preferred dividend requirements (pre-income tax basis).



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     October 2, 2002             ALABAMA POWER COMPANY



                                      By   /s/Wayne Boston
                                          Assistant Secretary